RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 7 – RELATED PARTY TRANSACTIONS

          Certain related parties (primarily directors and officers of the Corporation or the Bank, including their affiliates, families and companies in which they hold 10% or more ownership) were customers of, and had loans and other transactions with, the Bank in the ordinary course of business. An analysis of the activity with respect to such loans for the years ended December 31, 2014 and 2013 is shown in the table below. These totals exclude loans made in the ordinary course of business to other companies with which neither the Corporation nor the Bank had a relationship other than the association of one of its directors in the capacity of officer or director. These loan transactions were made on substantially the same terms as those prevailing at the time for comparable loans to other persons. They did not involve more than the normal risk of collectability or present other unfavorable features. No related party loans were charged off in 2014 or 2013.

          Activity for related party transactions during 2014 and 2013 is as follows (dollars in thousands):

	2014	2013
Related party extensions of credit, beginning of period	$3,822	$3,831
New loans	2,081	1,116
Repayments	(1,129)	(1,125)
Related party extension of credit, end of period	$4,774	$3,822

          The aggregate balances of related party deposits at December 31, 2014 and 2013 were $24,536 and $15,724, respectively.

          The aggregate balances of related party repurchase agreements at December 31, 2014 and 2013 were $13,100 and $9,079, respectively.

          The Corporation and Bank utilize various services and purchased goods provided by certain related parties. Significant services provided by directors during 2014 and 2013 totaled $170 and $152, respectively.